EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of _____________________________  _____, 2010 by and between Shrink Nanotechnologies, Inc., a Delaware corporation (the “Company” or “Borrower”) and the subscribers identified herein and on the signature pages hereto (each a “Subscriber” and collectively the "Subscribers").

Principal Amount of 12% Convertible Notes:                                                                           $_____________________

Number of Common shares Underlying Notes:                                                                           ______________________

No. Class A Warrants:                                                                                                                   ______________________

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act (as defined below), the Company desires to offer and sell to certain accredited investors at face value, an aggregate initially (and if not oversubscribed) of up to $3,000,000 principal amount (the "Purchase Price" or “Principal Amount”) of subordinated 12% Convertible Promissory Notes, a form of which is annexed hereto as Exhibit 1 (each, a  “Note”), which are convertible into shares of the Company's Common Stock, $0.001 par value (the "Common Stock") at a per share conversion price initially set at $.50 per share as more fully set forth in the Note (“Conversion Price”), together with Class A Common Stock Purchase Warrants to purchase Common Stock (the “Warrant Shares”), initially exercisable at $1.00 per share, substantially in the form as annexed hereto as Exhibit 2 (the “Class A Warrants”).  The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Shares”), Class A Warrants and Warrant Shares, are sometimes collectively referred to herein as the "Securities";

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Subscribers agree as follows:

1. Agreement to Purchase.

1.1           Closing Date.                                The “Closing Date” shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. This offering may be consummated in one or more closings from time to time and each such date a “Closing Date.”  The consummation of the transactions contemplated herein for the first Closing Date shall take place not later than March 31, 2010 upon the satisfaction or waiver of all conditions to closing set forth in this Agreement.  Thereafter, additional closings may be held from time to time for a period of up to 60 days or until $3,000,000 of Notes and Class A Warrants are sold.

1.1.1           Oversubscriptions.  The Company may accept subscriptions in excess of $3,000,000 at its exclusive option.

1.2           Closing.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on each Closing Date, each Subscriber closing thereupon shall purchase and the Company shall issue to each Subscriber, a Note in the Principal Amount designated on the signature page hereto for the Purchase Price indicated thereon and a Class A Warrant exercisable for 50% of the number of Shares initially issuable upon conversion of the Note (e.g. 50,000 Class A Warrants for each $50,000 Principal Amount of Notes sold).

2. Representations, Warranties and Covenants of the Subscriber.  Each Subscriber represents and warrants to the Company, and covenants for the benefit of the Company and each other Subscriber, as follows:

(a) The Subscriber is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(b) The Subscriber is acquiring the Notes and Class A Warrants for its own account and not with a view to any distribution of any of the Securities in violation of the Securities Act;

(c) The Subscriber acknowledges that it has significant prior investment experience, including investment in non-listed and non-registered securities, and that the Subscriber recognizes the highly speculative nature of this investment.  In particular, and without limitation, the Subscriber represents that it understands that the Company’s securities have suffered significant illiquidity and that its current Common Stock price is not necessarily indicative of the Company’s value and that other restricted shareholders are eligible to sell securities pursuant to Rule 144 of the Securities Act. The Subscriber represents that it has been furnished with, and has reviewed, all of the Company’s securities filings, its most recent private offering circular, and all documents and other information regarding the Company that the Subscriber had requested or desired to know and all other documents which could be reasonably provided have been made available for the Subscriber’s inspection and review;

(d) The Subscriber understands and acknowledges that the Notes shall be subordinate to any existing indebtedness to Noctua Fund, L.P., which is an affiliate of the Company, as well as interest or penalties (if any) thereon;

(e) The Subscriber acknowledges that the Securities have not been passed upon or reviewed by the Securities and Exchange Commission.  The Subscriber agrees that it will not sell, transfer or otherwise dispose of any of the Shares until they are registered under the Securities Act, or unless an exemption from such registration is available and that a legend substantially in the form as provided in Section 4 below will be placed on the certificate(s) representing the shares to such effect;

(f) This Agreement constitutes a valid and binding agreement and obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally;

(g) Subscriber is not acquiring the Securities as part of a group, as such term is defined in Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and is not acting in concert with any person acting in such manner.  Subscriber makes its own voting and dispositive decisions and has not agreed to grant any proxy or enter into any form of voting trust, agreement or similar arrangement with respect to the Shares other than as set forth in the Waiver of even date herewith;

(h) This Agreement has been duly authorized, validly executed and delivered on behalf of the Subscriber, and the Subscriber has full power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform his obligations hereunder and thereunder; and

(i)           Subscriber has not paid any finders fees, commissions or broker fees in connection with his/her/its investment herein and has not been solicited by means of any form of advertisement, public dissemination or solicitation.

3. Representations, Warranties and Covenants of the Seller.  The Company represents and warrants to the Subscriber, and covenants for the benefit of the Subscriber, as follows:

(a) Organization and Qualification.  The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in any material violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.

(b) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated herein and otherwise to carry out its obligations hereunder, subject to consents and waiver of anti dilution provisions of various existing shareholders.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, or (ii) laws relating to the availability of specific performance, injunctive relief or other equitable principles of general application.

(c) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 2 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement, the Note and all other agreements entered into by the Company relating thereto by the Company will:

 (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

(iii) except as have been waived, result in the activation of any anti-dilution rights or a reset or re-pricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company.

(d) Issuance of the Securities.  The Securities have been, or will be, duly and validly authorized and on the date of issuance of the Shares upon conversion of the Notes, the Shares will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement will be free trading and unrestricted, free and clear of all liens.

(e) SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials, as finally amended being collectively referred to herein as the "SEC Reports") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports, as amended, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such SEC Reports may have been subsequently amended or supplemented to correct such misstatement or omission or to correct information relating to the Company’s internal controls.

(f) Certain Registration Matters. Assuming the accuracy of each Subscriber’s representations and warranties, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber under this Agreement.

4. Other Agreements of the Parties.

5.1           Other Agreements of the Parties. (a) The Company and each Subscriber agrees that the Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of a Subscriber or in connection with a pledge as contemplated in Section 5.1(b), the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(b)           (i) Certificates evidencing the Shares and Warrant Shares will contain substantially the following legend, until such time as such securities are sold pursuant to an exemption from the Securities Act registration requirements:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(ii)  The Notes and Class A Warrants shall bear substantially the following legend:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE/EXERCISABLE, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

5.2           Conversion of Notes; Procedure.  (a)  Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, issue or cause the transfer agent to issue, stock certificates in the name of Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of Shares issuable upon such conversion.

(b)           A Subscriber will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of Conversion (a form of which is annexed as “Exhibit A” to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 13(a) of this Agreement.  Such Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied.  Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM Eastern Time (“ET”) (or if received by the Company after 6 PM ET or at any time or a non-business day then the next business day) shall be deemed a “Conversion Date.”  The Company will exercise best efforts to issue or cause the Company’s transfer agent to issue/transmit the Company's Common Stock certificates representing the Shares issuable upon conversion of the Note to such Subscriber via express courier for receipt by such Subscriber within fourteen (14) business days after receipt by the Company of the Notice of Conversion (such seventh day being the "Delivery Date").  In the event the Shares are electronically transferable, then delivery of the Shares may be made by electronic transfer (with appropriate legend) provided request for such electronic transfer has been made by the Subscriber.   A Note representing the balance of the Note not so converted will be provided by the Company to such Subscriber if requested by Subscriber, provided such Subscriber delivers the original Note to the Company.  In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion of a Note, such Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

(c)           The Company shall not be responsible for incidental damages or potential “lost profits” in the event that Shares are not sold timely or at profitable rates, if at all.

5.3.           Conversion Price of Note. The Notes shall be convertible at a fixed Conversion Price of $.50 per share, subject to adjustment in the event of stock split, combination, stock dividend or reorganization as provided in the Note.  In the event of a Borrower Mandated Conversion (which may only be after an Event of Default or after the Maturity Date), as defined in the Note, the Conversion Price shall be reduced (but not increased) to such amount as equals 80% of the Conversion Price then in effect (i.e. $.40 based on the initial Conversion Price).

5.4           Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

5.5           Existing Notes. The Notes shall be junior and subordinated in payment and priority, to the existing outstanding indebtedness owed to the Noctua Fund, L.P., an entity controlled by the Company’s affiliates, along with any interest or penalties thereon, if any.

5.6           Placement Agent Fees/Expenses.                                                                The Company acknowledges that it may retain one or more placement agents (who are appropriately FINRA registered) to act as its managing placement agent in connection with the sale of Notes and Warrants.  The Company has reserved and may pay, a cash commission of up to 6% of the amount raised and a non-accountable expense allowance, and blue sky related costs.  The Company may also be required to pay any legal fees (of its own as well as placement agent counsel), escrow and disbursement costs, printing, consulting or due diligence fees of a placement agent in connection any financing.

5. Binding Effect; Assignment.  This Agreement is not assignable by the Company or the Subscriber without the prior written consent of the other party.  This Agreement and the provisions hereof shall be binding and shall inure to the benefit of the Company and its successors and permitted assigns with respect to the obligations of the Subscriber under this Agreement, and to the benefit of the Subscriber and its successors and permitted assigns with respect to the obligations of the Company under this Agreement.

6. Governing Law; Jurisdiction.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, County of San Diego, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

7. Entire Agreement.  This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

8. Survival.  The representations and warranties of the Company and the Subscriber shall survive the Closing hereunder.

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[Counter Part Signature Page of Shrink Nanotechnologies, Inc., to Securities Purchase Agreement Between Subscriber and Shrink Nanotechnologies, Inc.]

IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above and, the Company hereby issues to Subscriber such number of 12% Convertible Notes and Class A Common Stock Purchase Warrants as is set forth on the signature page of Subscriber, to this Agreement.

SHRINK NANOTECHNOLOGIES, INC.

By:_______________________________________
      Name:
      Title: President

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[Counter Part Signature Page of Subscriber, to Securities Purchase Agreement Between Subscriber and Shrink Nanotechnologies, Inc.]

__________________________________________
 Print Name of Subscriber:

__________________________________________
 (Signature)
__________________________________________
Print name and title, if Subscriber is an entity

Investment Amount: $
(same as amount identified in the line below)

Principal Amount of
12% Convertible Notes: $_____________________

No. Class A Warrants:   ______________________

Social Security No./EIN:

ADDRESS FOR NOTICE

Street:

City/State/Zip:

Attention:

Tel:

Fax:

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EXHIBIT 1

Form of 12% Convertible Promissory Note

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EXHIBIT 2

Form of Class A Common Stock Purchase Warrant

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